UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 25, 2000

                        Investment Properties Associates
                        --------------------------------
             (Exact name of registrant as specified in its charter)

          New York                      0-5537              13-2647723
          --------                      ------              ----------
(State or other jurisdiction         (Commission          (IRS Employer
      of incorporation)              File Number)       Identification No.)



60 East 42nd Street, New York, New York                                10165
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code   (212) 687-6400


          ------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On April 19, 2000, the Registrant signed a contract to sell 245 Fifth Avenue and 261 Fifth Avenue, New York, New York to a fund controlled by Koll Bren Schreiber Realty Advisors Inc. at a purchase price of $135,000,000. The closing is expected to occur within the next thirty-five days.

After the completion of the transaction accounting and establishment of appropriate reserves, Registrant anticipates that it will make a special distribution of the excess proceeds in accordance with the Registrant's partnership agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.

Exhibit No.        Description
-----------        -----------

Exhibit 10 Agreement, between Registrant and SM Brell II, L.P., a California limited partnership, dated April 19, 2000

Exhibit 99         Press Release of Registrant, dated April 19, 2000


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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INVESTMENT PROPERTIES ASSOCIATES

                                            BY: /s/ Irving Schneider
                                               ---------------------------------
                                               Irving Schneider, General Partner

Date:  April 25, 2000